Exhibit 99A
                   Transaction Term Sheet

                     Project Chesapeake
          Summary of Principal Terms and Conditions


Seller:             US Airways Group, Inc., a Delaware
                    corporation (the "Seller").

Buyers: Atlantic Coast Airlines Holdings, Inc., a Delaware corporation ("ACAH"), or, if formed, one or one or more wholly-owned subsidiaries of ACAH (each a "Subsidiary Buyer"), organized solely for the purposes of engaging in the Stock Purchase (as defined below) and related transactions.

Acquired Companies: Allegheny Airlines, Inc., a Delaware
                    corporation ("Allegheny"), Piedmont
                    Airlines, Inc., a Maryland corporation
                    ("Piedmont"), and PSA Airlines, Inc., a
                    Pennsylvania corporation ("PSA" and,
                    together with Allegheny and Piedmont,
                    the "Acquired Companies").

Stock Purchase:     Pursuant to a stock purchase agreement
                    (the "Stock Purchase Agreement") to be
                    entered into by ACAH and UAL Corporation
                    ("UAL" and, together with ACAH, the
                    "Parties"), ACAH or, at its discretion,
                    the Subsidiary Buyers, will purchase
                    from the Seller, and UAL will cause the
                    Seller to sell to ACAH or such
                    Subsidiary Buyers, all of the
                    outstanding shares of capital stock of
                    each of the Acquired Companies (the
                    "Stock Purchase").  The Stock Purchase
                    will close (the "Closing")
                    simultaneously with the consummation of
                    UAL's acquisition of the Seller.

Contract Flying:    UAL will cause its wholly-owned
                    subsidiary, United Air Lines, Inc.
                    ("United") to enter into a United
                    Express contract flying agreement
                    (collectively, the "Contract Flying
                    Agreements") with each of the Acquired
                    Companies effective as of the Closing,
                    which agreements will be in a form
                    substantially similar to that which
                    United currently has with ACAH, provided that (x) each Acquired Company will be compensated at the beginning of each month for its forecast costs for such month (with a "true-up" to be calculated and paid or reimbursed every 90 days), which costs will be determined on an actual cash flow basis (including operating costs, maintenance expenses, capital expenditures approved by UAL
                    (including deposits and progress
                    payments for aircraft on order),
                    expenses incurred in connection with
                    aircraft lease return conditions and
                    scheduled interest and principal
                    payments on indebtedness), plus a margin of 2.0% over such actual cost, (y) for an interim period from Closing until such time as US Airways commences use of the "UA" code, the Acquired Companies will use the "US" code and (z) except for losses of an Acquired Company normally covered by insurance, any indemnification obligation of an
                    Acquired Company under the Contract
                    Flying Agreement to UAL will be
                    superceded by UAL's obligation to
                    reimburse the cash costs of such
                    Acquired Company pursuant to clause (x)
                    above.  The Contract Flying Agreements
                    will also contain covenants
                    (A) requiring the Acquired Companies to
                    maintain satisfactory levels of customer service, maintenance and operational standards, practices and procedures and
                    (B) permitting UAL to conduct periodic
                    compliance audits.  The term of the
                    Contract Flying Agreements will be for
                    five years and will not be terminable
                    prior to the date that is 18 months
                    after the Closing, provided that (A) the Contract Flying Agreement with respect to an Acquired Company will automatically terminate upon the occurrence of an Unwind (as defined below) or agreement on the Ultimate
                    Purchase Price (as defined below) with
                    respect to such Acquired Company and
                    (B) all three Contract Flying Agreements will terminate in the event of a Complete Unwind (as defined below).

Purchase Price:     ACAH will issue a note (the "Note" and,
                    together with the Stock Purchase
                    Agreement, the Contract Flying
                    Agreements and any other related
                    agreements, the "Transaction
                    Agreements") to the Seller in an
                    aggregate principal amount equal to $200 million (the "Initial Purchase Price" or the "IPP"). The terms and conditions of the Note are summarized in Annex A.

                    $75 million of the IPP will be allocated to the Allegheny purchase, $80 million of the IPP will be allocated to the Piedmont purchase and $45 million of the IPP will be allocated to the PSA purchase.

                    Subject to the rights of first offer and first refusal described below, following the Closing the Parties will commence to negotiate the ultimate purchase price for each of the Acquired Companies (for each Acquired Company, the "Ultimate
                    Purchase Price" or the "UPP").  The
                    Ultimate Purchase Price for each
                    Acquired Company will be based on the value of the Acquired Company as of the date that the Parties agree, in writing, on such UPP (a "UPP Agreement Date") (including the value of any contract flying arrangements to be in effect following such UPP Agreement Date, which value could cause such UPP to be negative). Upon reaching agreement as to the UPP for an Acquired Company, (x) if such UPP exceeds the IPP allocated to such Acquired Company, the principal amount of the Note will be increased by the amount of such excess, and (y) if the IPP allocated to such Acquired Company exceeds such UPP, the principal amount of the Note will be reduced by the amount of such excess. If the Parties do not reach agreement in writing as to the UPP for an Acquired Company by the date that is 18 months after Closing (the "Negotiation Termination Date"), the sale and purchase of such Acquired Company will be unwound (an "Unwind"; a "Complete Unwind" meaning, for the purposes of this term sheet, the occurrence of an Unwind with respect to all three Acquired Companies) (at the election of either Party the Subsidiary Buyer, if any, that holds the shares of such Acquired Company will be transferred in lieu of the shares of such Acquired Company, provided that UAL is reasonably satisfied that such Subsidiary Buyer has conducted no business activities other than the holding of the shares of such Acquired Company), the shares of capital stock of such Acquired Company (or the applicable Subsidiary Buyer) will be promptly transferred back to the Seller or, at Seller's direction, to such other person as the Seller may identify, and the principal amount of the Note will be reduced by the amount of the IPP allocated to such Acquired Company, provided that in the event of a Complete Unwind all shares of the Acquired Companies (or the Subsidiary Buyers) will be promptly transferred back to the Seller or, at Seller's direction, to such other persons as the Seller may identify, and the Note will be canceled and terminated.

                    The portion of the principal amount of the Note applicable to an Acquired Company (as adjusted in accordance with the foregoing paragraph), together with interest on such portion (as so adjusted) from the date on which the Note is issued through and including the applicable UPP Agreement Date, shall be due and payable (and shall be paid by ACAH) in cash on such UPP Agreement Date.

                    Without limiting the generality of the covenants described herein, the Parties agree that (x) any cash flow, receivables or other assets generated, and any obligations, borrowings, payables or other liabilities incurred, by an Acquired Company will remain as assets and liabilities of such Acquired Company until the applicable UPP Agreement Date or the completion of the related Unwind and (y) any such cash flow, receivables or other assets and obligations, borrowings, payables or other liabilities will be included in the valuation of such Acquired Company for the purposes of negotiating the UPP of such Acquired Company. In addition, the Parties also agree that ACAH will be entitled to credit for any interest payable on the Note in connection with agreement on the UPP for an Acquired Company (i.e., the amount of principal and interest ACAH pays under the Note with respect to agreement on the UPP of an Acquired Company will equal such UPP).

Rights of First Offer
And First Refusal:  ACAH will be entitled to rights of first offer and first refusal (a "ROFOFR") with respect to two of the three Acquired Companies. Within nine months of the Closing, UAL will prepare a preliminary operational plan (a "Plan") with respect to each of the Acquired Companies that will indicate the general nature of the contract flying arrangements that UAL would like to have with each of the Acquired Companies, including the route structure, the fleet plan, turboprop retirement requirements, regional jet allocation rights and the initial term of a contract flying arrangement with such Acquired Company. Within 15 days of receiving all three of the Plans, ACAH will select the two Acquired Companies that will be subject to a ROFOFR by providing irrevocable written notice to UAL of its selections. If the Parties reach agreement on the UPP of one Acquired Company prior to the delivery of such notice, ACAH will have a ROFOFR with respect to only one of the two remaining Acquired Companies; ACAH will have no such rights if the Parties have agreed to the UPP for two or more Acquired Companies prior to the delivery of such notice.

                    For each Acquired Company for which ACAH has elected a ROFOFR, no earlier than the date that ACAH provides its selections to UAL, UAL may at any time and from time to time thereafter propose to ACAH (x) an Ultimate Purchase Price for such Acquired Company, (y) the terms and conditions of the United Express contract flying agreement that will be in effect following the UPP Agreement
                    Date for such Acquired Company and
                    (z) the number of United regional jet
                    rights, if any, that would be offered to ACAH in connection with such Acquired
                    Company (collectively, the "First Offer
                    Terms"). In order to exercise its right of first offer with respect to an Acquired Company, ACAH must accept the First Offer Terms, by irrevocable written notice, within 30 days of receiving the offer from UAL. If ACAH elects not to accept UAL's offer for such Acquired Company on the First Offer
                    Terms, UAL may then offer such Acquired
                    Company to any third person on the same
                    terms as or better (to UAL) terms, in
                    the aggregate, than the First Offer
                    Terms.  ACAH will have a further right
                    of first refusal in respect of such
                    Acquired Company if UAL enters into an
                    agreement with a third party to sell
                    such Acquired Company on terms that, in
                    the aggregate, are more favorable (to
                    such third party) than the First Offer
                    Terms (it being understood that UAL may
                    enter into any such agreement, provided
                    that such agreement is subject to ACAH's right of first refusal with respect to such revised transaction, taken as a whole). In connection with an Unwind to a third party, after the date that ACAH is required to make its ROFOFR selections, UAL may at any time and from time to time (including prior to the Negotiation Termination Date) cause the
                    Unwind of an Acquired Company, provided
                    that UAL shall have first complied with
                    ACAH's ROFOFR, if any, with respect to
                    such Acquired Company.  ACAH's ROFOFR
                    with respect to an Acquired Company will last for a period of 18 months following the Unwind of an Acquired Company back to UAL. UAL will not enter into an agreement with a third party with respect to the sale of an Acquired
                    Company for which ACAH has a ROFOFR
                    until UAL has made a first offer to ACAH and ACAH has elected not to accept such offer. Any reference to UAL in this paragraph will include UAL and any of its subsidiaries, and the terms "offer", "sale" or "sell" will include any transaction by which UAL disposes or transfers any interest in an Acquired
                    Company to a third party.

                    UAL will not require ACAH to agree to
                    modify or alter any business
                    relationship that ACAH has with UAL that
                    is unrelated to the transactions
                    involving the Acquired Companies as a
                    condition to exercising a right of first
                    offer; provided, however, that UAL may require ACAH to agree to such a modification or alteration in connection with
                    ACAH's exercise of a right of first refusal (provided that the third party purchaser has agreed to a corresponding
                    modification or alteration in its other business
                    relationships with UAL that has an equivalent economic
                    value).
Covenants of UAL:   The covenants of UAL under the Stock
                    Purchase Agreement will include maintenance of legal existence and good standing in the jurisdiction of incorporation; reasonable access of ACAH to information relating to the Acquired Companies, the Stock Purchase and related transactions; use of reasonable efforts to obtain regulatory and other consents and to cause the Closing to occur; confidentiality; payment of transfer taxes; employee matters and benefit plan matters; pre-closing cooperation
                    (including assistance with respect to ACAH and the Acquired
                    Companies obtaining insurance); publicity; and post-closing cooperation (including the use of reasonable efforts to obtain any required consents or approvals in the event of an Unwind or Complete Unwind).

                    Upon request by ACAH, UAL will cause each existing director of each Acquired Company to resign his or her position effective as of the Closing.

                    With respect to actions or matters requiring the action or cooperation of the Seller, prior to Closing UAL will be required to use only reasonable efforts to secure such action or cooperation from the Seller.

                    Upon the occurrence of an Unwind or Complete Unwind, the resulting owner of an Acquired Company will assume and agree to be bound by any collective bargaining agreement(s) to which an Acquired Company is a party.

                    In addition, upon the occurrence of an Unwind or Complete Unwind, the resulting owner of an Acquired Company will abide by any remaining term of the no-furlough policies to which ACAH agreed in covenants of ACAH.

Covenants of ACAH:  The covenants of ACAH under the Stock Purchase Agreement will include maintenance of legal existence and good standing in the jurisdiction of incorporation; use of reasonable efforts to obtain regulatory and other consents and to cause the Closing to occur; confidentiality; ACAH will not permit the board of directors of an Acquired
                    Company to approve any material
                    modification of such Acquired Company's
                    benefit plans; pre-closing cooperation
                    (including assistance with respect to ACAH and the Acquired Companies obtaining insurance); delivery of the Note at Closing; publicity; and postclosing cooperation (including the use of reasonable efforts, at UAL's expense, if applicable, to obtain any required consents or approvals in the event of an Unwind or Complete Unwind, provided that ACAH will be under no obligation to enter into any agreement with any third party purchaser in connection with an Unwind or Complete Unwind if such agreement contains any obligation on the part of ACAH that is not fully indemnified by UAL (except to the extent that ACAH would not be entitled to indemnification under the Stock
                    Purchase Agreement)).

                    The Stock Purchase Agreement will include a requirement (with respect to each Acquired Company, to be in effect during the period following Closing and until the earlier of (x) the UPP Agreement Date for such Acquired Company and (y) if no agreement on UPP is reached, the date that an Unwind is completed) that ACAH cause each Acquired Company to abide by the following conduct of business restrictions with respect to such Acquired Company: distributions and dividends; redemptions of capital stock; issuances of capital stock and other securities; changes to organizational documents; acquisitions and other business combinations; capital expenditures for aircraft and engines manufactured for aircraft in operation that are unapproved by UAL; changes to labor contracts and employee benefits (other than any changes (x) that are required by law, (y) that are compelled as the result of ACAH's or an Acquired Company's collective bargaining obligations, provided that ACAH and the Acquired Companies shall, to the fullest extent possible, endeavor in the course of any collective-bargaining negotiations to comply with each of the other covenants of ACAH, or (z) that, in the exercise of an Acquired Company's reasonable business judgment, are necessary for the settlement of grievances or other disputes with the collective bargaining representative(s) of its employees, provided that ACAH and the Acquired Companies shall, to the fullest extent possible in the course of handling any grievance or other dispute with a collective bargaining representative, endeavor to comply with each of the other covenants of ACAH); termination or reduction of duties of named executives without UAL's consent (other than for illegal activity or for good cause if termination is necessary to limit other liability); changes in accounting practices (except as required by GAAP or SEC requirements); affiliate transactions and other self-dealing transactions except as otherwise provided in the Stock Purchase Agreement (provided that, with the prior written consent of UAL (which consent will not be unreasonably withheld), ACAH and an Acquired Company may enter into an agreement relating to the provision of services to such Acquired Company by ACAH, including, but not limited to, outof-pocket costs associated with board activities, legal, tax, accounting and other services and insurance); and to use best efforts to maintain insurance.

                    The Stock Purchase Agreement will include a requirement (with respect to each Acquired Company, to be in effect during the period following Closing and until the earlier of (x) the UPP Agreement Date for such Acquired Company and (y) if no agreement on UPP is reached, the date that an Unwind is completed) that ACAH will not permit the board of directors of an Acquired Company to, nor will the board of directors of such Acquired Company, approve or direct any of the following activities: the sale of assets outside the ordinary course of business; the making of unapproved capital expenditures (other than capital expenditures for aircraft or engines (which are addressed above)); incurrence of indebtedness and guarantees outside the ordinary course of business; prepayment of indebtedness; material modifications or early termination of contracts outside the ordinary course of business; material modification of routes (except as contemplated by an applicable Contract Flying Agreement); and the taking of any action which could knowingly result in the loss of slots. In addition, ACAH will not permit the board of directors of an Acquired Company to, nor will the board of directors of such Acquired Company, fail to take appropriate action to prevent any such action or activity listed in the preceding sentence should ACAH or such board or directors become aware of such action or activity.

                    ACAH also will cause each Acquired
                    Company (with respect to each Acquired
                    Company, to be in effect during the
                    period following Closing and until the
                    earlier of (x) the UPP Agreement Date for such Acquired Company and (y) if no agreement on UPP is reached, the date that an Unwind is completed) to be operated in a manner (A) that is substantially similar to the manner in which such Acquired Company has been recently operated (including, but not limited to, requiring such Acquired Company to maintain satisfactory levels of customer service, employee recruiting and training practices, maintenance and operational standards, practices and procedures, except in each case for changes required by law) and (B) that is consistent with the reasonable business judgment of ACAH with respect to matters that are material to such Acquired Company (clauses (A) and (B), together, the "Ordinary Course Covenant"), provided that UAL's remedies for a breach of the Ordinary Course Covenant will be to seek injunctive relief and other nonmonetary remedies or, at UAL's option, to cause an early Unwind with respect to such Acquired Company.

                    In addition, ACAH also will hold the
                    Acquired Companies (with respect to each Acquired Company, to be in effect during the period following Closing and until the earlier of (x) the UPP Agreement Date for such Acquired Company and
                    (y) if no agreement on UPP is reached,
                    the date that an Unwind is completed) and the Subsidiary Buyers, if applicable, separate from its other businesses (including keeping separate the operations of an Acquired Company from each other Acquired Company and any other affiliate of ACAH and taking no action that would knowingly or intentionally result in a determination by the National Mediation Board that ACAH, the Subsidiary Buyers, the Acquired Companies or any combination thereof constitute a "single carrier" or "single transportation system" (other than the continuation of arrangements or transactions existing as of the Closing or as required herein or by the Stock Purchase Agreement)). ACAH will not intentionally withhold material information concerning an Acquired Company; will cause the Acquired Companies to permit UAL and other potential purchasers and their respective representatives to have full access in a reasonable manner to certain information and personnel of the Acquired Companies; and will cause each Acquired Company to provide customary financial statements to UAL.

                    In addition, ACAH (or, as to an Acquired
                    Company the stock of which is purchased
                    by a Subsidiary Buyer, the applicable
                    Subsidiary Buyer) (x) will assume and be
                    bound by any collective bargaining
                    agreement to which an Acquired Company is
                    a party and (y) will, for a period of two
                    years following Closing, cause each
                    Acquired Company to abide by certain no
                    layoff policies for employees who are not
                    covered by a collectively bargained no-
                    layoff provision.
                    It is the purpose and intention of the
                    Parties that the covenants of ACAH listed
                    above will not, singly or in the
                    aggregate, cause UAL or any subsidiary
                    thereof to be in effective control of, or
                    to have a controlling interest in, the
                    operations (including labor relations) or
                    business of the Acquired Companies
                    following Closing.
                    Notwithstanding its breach of any of the
                    foregoing covenants, ACAH will not be
                    liable for any consequential damages that
                    may result from such breach.
Force Majeure:      Neither Party shall be liable for delays
                    or failure in performance of its
                    obligations under the Stock Purchase
                    Agreement caused by acts of God, acts of terrorism, hostilities, war, strikes, labor disputes, work stoppages, fires, acts of government, court orders or any other cause whether similar or dissimilar beyond the control of such Party.

Representations and
Warranties:         Each of the Parties will provide
                    representations and warranties on the
                    following matters: organization, standing and authority; and no conflict with organizational documents, material laws or material contracts. In addition, UAL will provide representations and warranties with respect to ownership and transfer of all of the outstanding capital stock of each Acquired Company
                    (and all instruments convertible into or exchangeable for such capital stock) free and clear of all liens (such representation not to be subject to a knowledge qualification) and a representation and warranty relating to possession of all necessary permits and other approvals by each Acquired Company to operate its business as currently conducted. The representations and warranties of UAL with respect to the Acquired Companies will be based upon UAL's knowledge, except as specifically set forth above.

                    In the event of an Unwind with respect to an Acquired Company, ACAH will provide the same representations and warranties with respect to the Acquired Companies as UAL provided to it at the time of the Closing to the resulting owner of such Acquired Company following such Unwind, provided that ACAH (x) will provide representations and warranties that the aircraft of such Acquired Company are in serviceable condition, (y) will be entitled to attach customary disclosure schedules limiting the scope of such representations and warranties and (z) will be indemnified by UAL with respect to any losses incurred by ACAH as a result of such representations and warranties (except to the extent that ACAH would not be entitled to indemnification for such losses under the Stock Purchase Agreement).

Aircraft:           ACAH will not be required to provide any
                    credit support to an Acquired Company in connection with the purchase and delivery of aircraft to such Acquired Company pursuant to pending aircraft orders. UAL will cause the Seller to ensure that the Acquired Companies are capable of making such purchases, including providing credit support for such purchases, if required.

Slots:              The take-off and landing rights
                    currently held by each Acquired Company
                    will be transferred to the Seller at
                    Closing, and the use of such rights will be leased to such Acquired Company following the Closing. Other than the transfer of such rights to the Seller, no other assets of the Acquired Companies will be transferred to the Seller at or prior to Closing.

Tax and Accounting
Treatment:          For accounting and tax purposes, with
                    respect to each Acquired Company, the
                    Parties agree that the Stock Purchase
                    will not be treated as a purchase on the financial statements or tax returns of ACAH or its subsidiaries, or as a sale on the financial statements or tax returns of UAL or its subsidiaries, until and unless a UPP is agreed to for such Acquired Company. The Parties will enter into mutual tax covenants consistent with the foregoing.

Conditions:         The Closing will be conditioned on the
                    satisfaction or waiver of all conditions to the consummation of the UAL-US Airways merger. The Stock Purchase will close simultaneously with the merger.

                    In addition, the obligation of each of
                    the Parties to consummate the Stock
                    Purchase will be conditioned upon the
                    following: the expiration or termination of antitrust waiting periods and the receipt of any necessary governmental consents; there being no legal restraint prohibiting consummation of the Stock Purchase; there being no breach of representations and warranties of the other Party which would have a material adverse effect; and compliance by the other Party or Parties with all covenants in all material respects.

Termination:        The Stock Purchase Agreement (and this
                    term sheet) may be terminated prior to
                    Closing as follows: by written mutual
                    consent of the Parties; by UAL in its
                    sole discretion; by either of the Parties if there exists a permanent legal restraint prohibiting the Stock Purchase or the pending UAL-US Airways merger; by either of the Parties if the UAL-US
                    Airways merger agreement is terminated;
                    or by either of the Parties if the Stock
                    Purchase is not completed by December 31, 2001.

Indemnification:    The Stock Purchase Agreement will
                    include customary tax-related
                    indemnification provisions. ACAH and its subsidiaries, other than the Acquired
                    Companies, will be kept taxneutral with
                    respect to its ownership of an Acquired
                    Company for any period prior to the
                    earlier of (x) the UPP Agreement Date or
                    (y) the date of an Unwind with respect to such Acquired Company.

                    Each Acquired Company will indemnify,
                    defend and hold harmless ACAH and its
                    subsidiaries (other than another Acquired
                    Company) and their respective officers,
                    agents, employees and directors against
                    any actual cash losses directly incurred by such indemnified person at any time after the Closing in connection with actions or omissions by any Acquired Company, provided that such losses are not a result of (x) a breach of a covenant (other than the Ordinary Course Covenant) of ACAH under the Stock Purchase Agreement (it being understood that one of ACAH's covenants under the Stock Purchase Agreement will be to maintain the separate corporate identity of each Acquired Company and to not take any action that would result in ACAH becoming liable for the activities of an Acquired Company) or (y) the gross negligence or willful misconduct of ACAH, provided, further, that UAL will so indemnify, defend and hold harmless ACAH and its subsidiaries (other than a Subsidiary Buyer or an Acquired Company) and their respective officers, agents, employees and directors if, and only to the extent that, such Acquired Company is incapable of providing such indemnification, except that UAL will not so indemnify, defend or hold harmless any such indemnified person against any losses incurred with respect to an Acquired Company resulting from any acts or omissions occurring on or after the UPP Agreement Date, if any, for such Acquired Company.

Expenses:           In the event the Stock Purchase
                    Agreement (or this term sheet) is
                    terminated for any reason (other than by UAL because of a breach by ACAH of any of its representations, warranties or covenants), UAL will reimburse ACAH for all of ACAH's reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby.

                    In the event of an Unwind or Complete
                    Unwind, any out-of-pocket expenses
                    incurred by ACAH in connection with an
                    agreement permitted under the Stock
                    Purchase Agreement relating to the
                    provision of services by ACAH to such
                    Acquired Company will be reimbursed by
                    such Acquired Company pursuant to the
                    terms of such agreement at the time of
                    such Unwind or Complete Unwind.

Unwind Fee:         In the event of a Complete Unwind, UAL
                    shall pay ACAH an unwind fee equal to
                    $10,499,000, provided that ACAH has not
                    breached in any material respect any
                    covenant, representation or warranty made under the Transaction Agreements (other than the Ordinary Course Covenant).
                    Notwithstanding the foregoing sentence,
                    in the event of a Complete Unwind prior
                    to the Negotiation Termination Date,
                    ACAH's unwind fee will be equal to a pro rated portion of such fee (e.g., if a Complete Unwind occurs on the first anniversary of the Closing, ACAH only will be entitled to two-thirds of such fee).

Modification:       Any amendment to or modification of the
                    Stock Purchase Agreement (or this term
                    sheet) will require the written consent
                    of each Party.

Transitional Services:   To the extent that the Seller is
                    providing support services to the
                    Acquired Companies as of the Closing, UAL will cause the Seller to continue to provide such services (at rates to be agreed upon) to the Acquired Companies for a reasonable period of time following Closing to be agreed upon.

Governing Law
and Exclusive Forum:     The State of Illinois; Illinois
                    state courts and Federal courts sitting
                    in the State of Illinois.  The Parties
                    will waive any right to trial by jury.

Binding Agreement/
Definitive Documents:    The Parties intend to be legally
                    bound by the terms of this term sheet
                    (including any attachments or exhibits
                    hereto) notwithstanding that the
                    definitive documents have not been
                    completed and executed.

                    Following the execution of this term
                    sheet, the Parties will execute the
                    definitive Transaction Agreements,
                    provided that any negotiations covering
                    such Transaction Documents will not in
                    any way affect the binding nature of
                    this term sheet until such documents
                    have been executed by each of the
                    Parties.

     IN WITNESS WHEREOF, the parties have executed this binding term sheet as of the 2nd day of March, 2001.



                       UAL CORPORATION


                    by:  /S/Frederick F. Brace
                         Title:  Senior VP Finance
                    ATLANTIC COAST AIRLINES HOLDINGS, INC.
                    by:  /S/ Richard J. Surratt
                         Title: Senior VP/CFO


                    ANNEX A TO TERM SHEET
                     Project Chesapeake
    Summary of Principal Terms and Conditions of the Note

Capitalized terms used but not defined in this annex have the meanings assigned to them in the summary term sheet (the
"Transaction Term Sheet") to which this annex is attached.

Issuer:             ACAH.

Holder:             The Seller (the "Holder").

Principal Amount:   $200 million, subject to adjustment as
                    set forth in the Transaction Term Sheet.

Maturity:           The portion of the principal amount of
                    the Note applicable to an Acquired
                    Company (as adjusted following agreement as to the UPP of such Acquired Company), together with interest on such portion
                    (as so adjusted) from the date on which
                    the Note is issued through and including the UPP Agreement Date for such Acquired
                    Company, shall be due and payable in cash on the applicable UPP Agreement Date.

Interest Rate:      Interest will accrue at a rate of 7.00%
                    per annum, payable at maturity, provided
                    that any overdue principal, interest and
                    other amounts will bear interest at a
                    rate of 10.0% per annum.  For purpose of
                    clarity, no interest will be payable on
                    the Note with respect to an Acquired
                    Company unless and until a UPP is agreed
                    to by the Parties with respect to such
                    Acquired Company.
Guarantees:         Each of the Acquired Companies (and each
                    of their respective subsidiaries, if any) and the Subsidiary Buyers, if any, will unconditionally guarantee ACAH's obligations under the Note.

Collateral:         ACAH's obligations under the Note will
                    be secured by a first priority pledge of all of the capital stock of each of the Acquired Companies.

Release: UAL shall cause an Acquired Company and the applicable Subsidiary Buyer, if any, to be released from its guarantee, and shall cause the release of the pledge of the capital stock of such Acquired Company, upon the earlier of (x) the UPP Agreement Date or (y) the date of an Unwind with respect to such Acquired Company, provided that, in case of agreement on such Acquired Company's UPP, the principal and interest owing under the Note with respect to such Acquired Company is paid on such UPP Agreement Date.

Covenants:          The Note will include the following
                    covenants (to be in effect so long as
                    amounts are owing under the Note):
                    maintenance of corporate existence and
                    rights; performance of obligations under the Note; delivery of notices of default under the Note; and further assurances in respect of guarantees and security interests.

Representations and
Warranties:         The Note will include the following
                    representations and warranties:
                    organization, standing and power;
                    authority and enforceability; no conflict with organizational documents, material laws or material contracts; solvency; and validity, priority and perfection of security interests.

Events of Default:  The occurrence of any of the following
                    events will be events of default under
                    the Note: nonpayment of principal or
                    interest when due; material violation of covenants contained in any Transaction Agreement; incorrectness of representations and warranties contained in any Transaction Agreement in any material respect; cross acceleration for any obligation in excess of $500,000; bankruptcy; and actual or asserted invalidity of the guarantees or any security interest made pursuant to the Note.

Nonrecourse:        Except in the case of nonpayment of
                    principal or interest following agreement on the UPP of an Acquired Company, the Holder's sole remedy for an event of default under the Note or other breach of the Note will be to cause an early Unwind with respect to such Acquired Company, provided that each Party shall continue to have any rights and remedies
                    (including financial remedies available
                    as a result of a breach) available to it under the other Transaction Agreements.

Assignment:         The Note will not be assignable or
                    transferable to any other person,
                    provided that the Holder (and any
                    permissible assignee or transferee) may
                    assign or transfer the Note to UAL or any other subsidiary of UAL.

Governing Law
and Exclusive Forum:     The State of Illinois; Illinois
                    state courts and Federal courts sitting
                    in the State of Illinois.  The Parties
                    will waive any right to trial by jury.